Exhibit 10.1

AMENDED AND RESTATED
SOUTHERN COMPANY
CHANGE IN CONTROL
BENEFITS PROTECTION PLAN

AMENDED AND RESTATED
SOUTHERN COMPANY
CHANGE IN CONTROL
BENEFITS PROTECTION PLAN
AMENDED AND RESTATED
ARTICLE I - PURPOSE AND ADOPTION OF PLAN

1.1    Adoption of Plan. Southern Company Services, Inc. hereby amends and restates the Southern Company Change in Control Benefits Protection Plan effective this 15th day of August, 2022 (the “Effective Date”). The Plan was originally effective July 10, 2000 as the Southern Company Change in Control Benefit Plan Determination Policy. The Plan was amended and restated effective May 9, 2002. The Plan was again amended and restated and renamed to be the Southern Company Change in Control Benefits Protection Plan effective February 28, 2007, and further amended and restated effective December 31, 2008 in order to reflect certain changes made necessary by the enactment of Section 409A of the Code.
1.2    Purpose. The Plan defines the events that constitute a Funding Change in Control, a Southern Change in Control, a Preliminary Change in Control and a Subsidiary Change in Control, as the case may be, and sets forth certain benefits that are to be provided to participating employees upon or in connection with such events.
ARTICLE II - DEFINITIONS
2.1    “Actuary” shall mean a nationally recognized accounting firm selected in good faith by the Administrator from time to time.
2.2    “Administrator” shall mean the Committee or any other committee consisting of members of the Southern Board and/or officers of Southern Company as may be designated by the Committee from time to time.
2.3    “Average Actual Payout Percentage” shall mean the average of the PPP payout percentages, as determined by the Committee (but excluding any individual performance adjustments), for the applicable Participating Subsidiary or business unit of the Participating Subsidiary, as applicable under the PPP, in the three fiscal years ending immediately prior to the fiscal year in which occurs the Southern Change in Control, Plan Termination or Subsidiary Change in Control, as applicable; provided, however, that in the event the applicable Participating Subsidiary was not a participant in the PPP for any one or more of such three fiscal years involved in such calculation of Average Actual Payout Percentage, such fiscal year or years, as applicable, will not be included in such Average Actual Payout Percentage calculation; and provided, further, that in the event the applicable Employee or Subsidiary Employee transferred employment among Participating Subsidiaries during such three fiscal years involved in such calculation of the Average Actual Payout Percentage, the calculation for such Employee or Subsidiary Employee shall be based on the three-year performance of the company that is his Participating Subsidiary immediately prior to the Southern Change in Control, Plan Termination or Subsidiary Change in Control, as applicable.

2.4    “Beneficial Ownership” shall mean beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.
2.5    “Board of Directors” shall mean the board of directors of the Company.
2.6    “Business Combination” shall mean a reorganization, merger or consolidation of Southern Company with another corporation or an entity treated as a corporation for United States federal income tax purposes.
2.7    “Change in Control” shall mean a Southern Change in Control or a Subsidiary Change in Control, as applicable.
2.8    “Code” shall mean the United States Internal Revenue Code of 1986, as amended.
2.9    “Committee” shall mean the Compensation and Talent Development Committee of the Southern Board, or any successor thereto.
2.10    “Company” shall mean Southern Company Services, Inc., its successors and assigns.
2.11    “Consummation” shall mean the completion of the final act necessary to complete a transaction as a matter of law, including, but not limited to, any required approvals by the corporation’s shareholders and board of directors, the transfer of legal and beneficial title to securities or assets and the final approval of the transaction by any applicable domestic or foreign governments or agencies.
2.12    “Control” shall mean, in the case of a corporation, directly or indirectly, Beneficial Ownership of more than 50% of the combined voting power of the corporation’s Voting Securities, or in the case of any other entity, directly or indirectly, Beneficial Ownership of more than 50% of such entity’s voting equity interests.
2.13    “DCP” shall have the meaning set forth in Section 6.1 hereof.
2.14    “Employee” shall mean an employee of Southern Company or a Subsidiary of Southern Company.
2.15    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.16    “Funding Change in Control” shall mean any of the following:
(a)    The Consummation of an acquisition by any Person of Beneficial Ownership (during the 12-month period ending on the date of the most recent acquisition by such Person) of 35% or more of Southern Company’s Voting Securities; provided, however, that for purposes of this Section 2.16(a), the following acquisitions of Southern Company’s Voting Securities shall not constitute a Funding Change in Control:
(i)    any acquisition directly from Southern Company;

(ii)    any acquisition by Southern Company;
(iii)    any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Southern Company or any corporation controlled by Southern Company;
(iv)    any acquisition by a qualified pension plan or publicly held mutual fund;
(v)    any acquisition by an employee of Southern Company or its subsidiary or affiliate, or Group composed exclusively of such employees; or
(vi)    any Business Combination which would not otherwise constitute a Funding Change in Control because of the application of clauses (i), (ii) and (iii) of Section 2.16(c);
(b)    The date a majority of members of the Southern Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Southern Board before the date of the appointment or election;
(c)    The Consummation of a Business Combination, unless, following such Business Combination, all of the following three conditions are met:
(i)    all or substantially all of the individuals and entities who held Beneficial Ownership, respectively, of Southern Company’s Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of the combined voting power of the Voting Securities of the corporation surviving or resulting from such Business Combination, (including, without limitation, a corporation which as a result of such transaction holds Beneficial Ownership of all or substantially all of Southern Company’s Voting Securities or all or substantially all of Southern Company’s assets) (such surviving or resulting corporation to be referred to as “Surviving Company”), in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Southern Company’s Voting Securities;
(ii)    no Person (excluding any corporation resulting from such Business Combination, any qualified pension plan, publicly held mutual fund, Group composed exclusively of employees or employee benefit plan (or related trust) of Southern Company, its subsidiaries or Surviving Company) holds Beneficial Ownership, directly or indirectly, of 35% or more of the combined voting power of the then outstanding Voting Securities of Surviving Company except to the extent that such ownership existed prior to the Business Combination; and
(iii)    the majority of the members of the board of directors of Surviving Company during the 12-month period following the Business Combination were members of the Southern Board at the earlier of the date of execution of the initial agreement, or of the action of the Southern Board, providing for such Business

Combination, or such members of the board of directors of the Surviving Company are directors whose appointment or election was endorsed by a majority of the members of such Southern Board;
(d)    The Consummation of an acquisition by any Person of Beneficial Ownership (during the 12-month period ending on the date of the most recent acquisition by such Person) of 50% or more of the combined voting power of the then outstanding Voting Securities of a Participating Subsidiary; provided, however, that for purposes of this Section 2.16(d), any acquisition by an employee of Southern Company or its subsidiary or affiliate, or Group composed entirely of such employees, any qualified pension plan, publicly held mutual fund or any employee benefit plan (or related trust) sponsored or maintained by Southern Company or any corporation Controlled by Southern Company shall not constitute a Funding Change in Control;
(e)    The Consummation of a reorganization, merger or consolidation of a Participating Subsidiary with another corporation or an entity treated as a corporation for United States federal income tax purposes (a “Participating Subsidiary Business Combination”), in each case, unless following such Participating Subsidiary Business Combination, Southern Company Controls the corporation surviving or resulting from such Participating Subsidiary Business Combination; or
(f)    The Consummation of the sale or other disposition of all or substantially all of the assets of a Participating Subsidiary to an entity that Southern Company does not Control; provided, however, that for purposes of this Section 2.16(f) the following sales or dispositions otherwise described herein shall not constitute a Funding Change in Control:
(i)    the sale or other disposition of all or substantially all of the assets of a Participating Subsidiary to Southern Company or to a shareholder of Southern Company in exchange for or with respect to such shareholder’s stock of Southern Company;
(ii)    the sale or other disposition of all or substantially all of the assets of a Participating Subsidiary to a Person that owns, directly or indirectly, 50% or more of the total value or voting power of the outstanding stock of Southern Company; or
(iii)    the sale or other disposition of all or substantially all of the assets of a Participating Subsidiary to an entity Controlled by shareholders of Southern Company that hold, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of Southern Company.
For purposes of this Section 2.16(f) “all or substantially all of the assets” means at least 80% of the gross value of the assets of the entity immediately before the sale or disposition.
2.17    “Group” shall have the meaning set forth in Section 14(d) of the Exchange Act.
2.18    “Incumbent Board” shall mean those individuals who constitute the Southern Board as of the Effective Date, plus any individual who shall become a director subsequent to such date whose election or nomination for election by Southern Company’s stockholders was approved by a vote of at least 75% of the directors then comprising the Incumbent Board. Notwithstanding the foregoing, no individual who shall become a director of the Southern Board subsequent to the Effective Date, whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the regulations promulgated under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Southern Board shall be a member of the Incumbent Board.
2.19    “Omnibus Plan” shall mean the Southern Company Omnibus Incentive Compensation Plan and The Southern Company 2021 Equity and Incentive Compensation Plan, in each case as amended from time to time, and any successor plan(s).
2.20    “Participant” shall mean (a) in the case of a Funding Change in Control involving Southern Company under Section 2.16 (a), (b) or (c) hereof or a Southern Change in Control, as applicable, an Employee who, as of the date of the Funding Change in Control or Southern Change in Control, as applicable has a non-forfeitable right to benefits under Article IV hereof, or (b) in the case of a Funding Change in Control involving a Participating Subsidiary under Section 2.16 (d), (e) or (f) hereof or a Subsidiary Change in Control, as applicable, a relevant Subsidiary Employee who, on the date of such Funding Change in Control or Subsidiary Change in Control, as applicable, has a non-forfeitable right to benefits under Article IV hereof.
2.21    “Participating Subsidiary” shall mean, unless otherwise determined by the Committee, (a) the Company, (b) each other wholly-owned direct Subsidiary of Southern Company from time to time, (c) any other corporation or other entity Controlled by Southern Company which the Committee has authorized to participate in the Plan and which has thereafter adopted the Plan, and (d) any successor of any entity described in Section 2.21 (a), (b) or (c) that is Controlled by Southern Company.
2.22    “Participating Subsidiary Business Combination” shall have the meaning set forth in Section 2.16(e) hereof.
2.23    “Performance Unit” shall have the meaning set forth in the Omnibus Plan.
2.24    “Person” shall mean any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.
2.25    “Plan” shall mean this Amended and Restated Southern Company Change in Control Benefits Protection Plan, as amended from time-to-time.
2.26    “Plan Termination” shall mean the termination of the PPP with respect to the applicable Employee by Southern Company or a Participating Subsidiary following a Southern Change in Control unless an equitable arrangement (embodied in an ongoing substitute or replacement plan, award or program) has been made with respect to the PPP in connection with the Southern Change in Control. For purposes of this Plan, an ongoing substitute or alternative plan, award or program shall be considered an “equitable arrangement” if a nationally recognized compensation consulting firm chosen by the Administrator opines in writing that the post-Southern Change in Control plan, award or program is an equitable substitute or replacement of the PPP.

2.27    “PPP” shall have the meaning set forth in Section 3.3 hereof.
2.28    “Preliminary Change in Control” shall mean the occurrence of any of the following as administratively determined by the Administrator:
(a)    Southern Company or a Participating Subsidiary has entered into a written agreement, such as, but not limited to, a letter of intent, which, if Consummated, would result in a Change in Control;
(b)    Southern Company or a Participating Subsidiary publicly announces an intention to take or to consider taking actions which, if Consummated, would result in a Change in Control under circumstances where the Consummation of the announced action or intended action is legally and financially feasible (as reasonably determined by the Committee); or
(c)    A Person other than Southern Company or a Participating Subsidiary publicly announces an intention to take or to consider taking actions which, if Consummated, would result in a Change in Control under circumstances where the Consummation of the announced action or intended action is legally and financially feasible (as reasonably determined by the Committee);
provided, however, that if a Change in Control occurs without the prior occurrence of a Preliminary Change in Control, the date of such Change in Control shall be deemed to be the date of a Preliminary Change in Control for purposes of this Plan.
2.29    “Qualifying Termination” shall mean a termination of an Employee’s employment with Southern Company and its Subsidiaries (or their successors) as a result of (a) a termination by Southern Company and its Subsidiaries (or their successors) without Cause (as defined in the Southern Company Executive Change in Control Severance Plan from time to time) or (b) a termination by the Employee for Good Reason (as defined in the Southern Company Executive Change in Control Severance Plan from time to time).
2.30    “Replaced Award” shall mean a Stock-Based Award or Performance Unit award continued, replaced or assumed in the form of a Replacement Award.
2.31    “Replacement Award” shall mean an award (a) of the same or a substantially similar type as the Replaced Award, (b) that has a value at least equal to the value of the Replaced Award, (c) that relates to publicly traded equity securities of Southern Company or its successor in the Southern Change in Control or another entity that is affiliated with Southern Company or its successor following the Southern Change in Control, (d) if the Employee holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences of which to such Employee under the Code are not less favorable to such Employee than the tax consequences of the Replaced Award, and (e) the other terms and conditions of which are not less favorable to the Employee holding the Replaced Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent termination of employment or change in control). A Replacement Award may be granted only to the extent it does not result in the Replaced Award or Replacement Award failing to comply with or be exempt from Section 409A of the Code. Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the two preceding sentences are satisfied. The determination of whether the conditions of this Section 2.31 are satisfied will be made by the Committee, as constituted immediately before the Southern Change in Control, in its sole discretion.
2.32    “SBP” shall have the meaning set forth in Section 4.1 hereof.
2.33    “Separation From Service” shall mean a Participant’s separation from service within the two-year period following a Funding Change in Control. For purposes of this Plan, as determined under Section 409A Code, a Participant will be treated as having separated from service if he dies or the Participant and the Participant’s employer reasonably anticipate that no further services will be performed by the Participant after a certain date or that the level of bona fide services performed by the Participant after such date would permanently decrease to no more than 20 percent of the average level of bona fide services performed by the Participant during the preceding 36 months, or, if fewer, during the term of the Participant’s employment.
2.34    “SERP” shall have the meaning set forth in Section 5.1 hereof.
2.35    “Severance Plan” shall mean either of the Southern Company Senior Executive Change in Control Severance Plan or the Southern Company Executive Change in Control Severance Plan, in each case as amended or amended and restated from time to time.
2.36    “Southern Board” shall mean the board of directors of Southern Company.
2.37    “Southern Change in Control” shall mean any of the following:
(a)    The Consummation of an acquisition by any Person of Beneficial Ownership of 20% or more of Southern Company’s Voting Securities; provided, however, that for purposes of this Section 2.37(a), the following acquisitions of Southern Company’s Voting Securities shall not constitute a Southern Change in Control:
(i)    any acquisition directly from Southern Company;
(ii)    any acquisition by Southern Company;
(iii)    any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Southern Company or any corporation Controlled by Southern Company;
(iv)    any acquisition by a qualified pension plan or publicly held mutual fund;
(v)    any acquisition by an employee of Southern Company or its subsidiary or affiliate, or Group composed exclusively of such employees; or
(vi)    any Business Combination which would not otherwise constitute a Southern Change in Control because of the application of clauses (i), (ii) and (iii) of Section 2.37(c);

(b)    A change in the composition of the Southern Board whereby individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Southern Board; or
(c)    Consummation of a Business Combination or a sale or other disposition of all or substantially all of the assets of Southern Company, unless, in each case, following such transaction, all of the following three conditions are met:
(i)    all or substantially all of the individuals and entities who held Beneficial Ownership, respectively, of Southern Company’s Voting Securities immediately prior to such transaction hold Beneficial Ownership, directly or indirectly, 65% or more of the combined voting power of the Voting Securities of Surviving Company in substantially the same proportions as their Beneficial Ownership, immediately prior to such transaction, of Southern Company’s Voting Securities;
(ii)    no Person (excluding any corporation resulting from such transaction, any qualified pension plan, publicly held mutual fund, Group composed exclusively of employees or employee benefit plan (or related trust) of Southern Company, its subsidiaries or Surviving Company) holds Beneficial Ownership, directly or indirectly, of 20% or more of the combined voting power of the then outstanding Voting Securities of Surviving Company except to the extent that such Beneficial Ownership existed prior to the transaction; and
(iii)    at least a majority of the members of the board of directors of Surviving Company were members of the Incumbent Board at the earlier of the date of execution of the initial agreement, or of the action of the Southern Board, providing for such transaction; or
(d)    approval by the stockholders of Southern Company of a complete liquidation or dissolution of Southern Company.
2.38    “Southern Company” shall mean The Southern Company, its successors and assigns.
2.39    “Stock-Based Award” shall mean any stock-based award granted under the Omnibus Plan, including but not limited to stock options, stock appreciation rights, restricted stock, restricted stock units, and performance shares.
2.40    “Subsidiary” shall mean, with respect to any entity, a corporation, company or other entity that is Controlled by such entity.
2.41    “Subsidiary Change in Control” shall mean any of the following, to the extent that such event does not occur (x) as part of a transaction or series of transactions that constitute a Southern Change in Control, or (y) solely as a result of a capital transaction affecting Southern Company’s Voting Securities:

(a)    The Consummation of an acquisition by any Person of Beneficial Ownership of 50% or more of the combined voting power of the then outstanding Voting Securities of a Participating Subsidiary; provided, however, that for purposes of this Section 2.41(a), any acquisition by an employee of Southern Company or its subsidiary or affiliate, or Group composed entirely of such employees, any qualified pension plan, publicly held mutual fund or any employee benefit plan (or related trust) sponsored or maintained by Southern Company or any corporation Controlled by Southern Company shall not constitute a Subsidiary Change in Control;
(b)    Consummation of a Participating Subsidiary Business Combination, unless, following such Participating Subsidiary Business Combination, Southern Company Controls the corporation surviving or resulting from such Participating Subsidiary Business Combination; or
(c)    Consummation of the sale or other disposition of all or substantially all of the assets of a Participating Subsidiary to an entity which Southern Company does not Control.
2.42    “Subsidiary Employee” shall mean an employee of a Participating Subsidiary that has undergone a Subsidiary Change in Control, or an employee of any Subsidiary of such Participating Subsidiary, in each case who does not become an employee of another Participating Subsidiary or a Subsidiary thereof immediately following such Subsidiary Change in Control. The Administrator may in its sole discretion deem one or more employees of any corporation or entity Controlled by Southern Company to be employed by a Participating Subsidiary or a Subsidiary thereof for purposes of being covered as a Subsidiary Employee under this Plan if such employee renders substantial services to such Participating Subsidiary or Subsidiary thereof on a contract or other reimbursement basis with his actual employer. Such action shall be in writing prior to the Subsidiary Change in Control impacting such Subsidiary Employee, shall identify the nature and extent of the services rendered for such Participating Subsidiary or Subsidiary thereof and shall cause such an employee to be a Subsidiary Employee entitled to benefits under this Plan only in the event of a Subsidiary Change in Control of his deemed Participating Subsidiary (or the Participating Subsidiary that is the parent of his deemed Subsidiary), not his actual employer (which may or may not be a Participating Subsidiary). In the event that any employee deemed to be employed by another Participating Subsidiary or Subsidiary thereof ceases to provide substantial services to such deemed Participating Subsidiary or Subsidiary thereof, the Administrator shall revoke the action taken pursuant to this Section 2.42 and the employee shall be considered an employee of his actual employer for purposes of this Plan.
2.43    “Surviving Company” shall have the meaning set forth in Section 2.16(c)(i) hereof.
2.44    “Trust” shall mean the trust or trusts established from time to time to hold assets of the Participating Subsidiaries under certain circumstances as a reserve for the discharge of the Participating Subsidiaries’ obligations under the SBP, the SERP, and the DCP.
2.45    “Trustee” shall have the meaning set forth in the Trust.

2.46    “Voting Securities” shall mean the outstanding voting securities of a corporation entitling the holder thereof to vote generally in the election of such corporation’s directors.
ARTICLE III - OMNIBUS PLAN
CHANGE IN CONTROL PROVISIONS
3.1    Application. The provisions of this Article III apply to benefits payable under the Omnibus Plan notwithstanding any provision in the Omnibus Plan or any applicable award agreement or other award documentation to the contrary; provided, however, that to the extent any provision in the Omnibus Plan, any applicable award agreement or other award documentation, or any other individual agreement with an Employee provides for treatment that is more favorable to an Employee, then such provisions shall control with respect to such Employee.
3.2    Certain Omnibus Plan Awards. The provisions of this Section 3.2 apply to Stock-Based Awards and Performance Unit awards granted under the Omnibus Plan on or after August 15, 2022. Stock-Based Awards and Performance Unit awards granted under the Omnibus Plan prior to August 15, 2022 will be subject to the terms of the Southern Company Change in Control Benefits Protection Plan as in effect immediately prior to August 15, 2022. Except as otherwise set forth in this Section 3.2 or in the corresponding provisions of the Southern Company Change in Control Benefits Protection Plan as in effect immediately prior to August 15, 2022, as applicable, Stock-Based Awards and Performance Unit awards shall continue to be governed in accordance with their terms, including under the Omnibus Plan and the applicable award agreements or other award documentation.
(a)    Southern Change in Control. In the event of a Southern Change in Control, each Stock-Based Award and Performance Unit award (as applicable) held by an Employee that is outstanding and unvested as of the date of such Southern Change in Control will be subject to the following provisions of this Section 3.2(a):
(i)    To the extent that a Replacement Award is provided to the Employee to continue, replace or assume such outstanding and unvested Stock-Based Award or Performance Unit award, (A) such Replacement Award shall continue in effect in accordance with its terms and (B) if (x) an Employee holding a Replacement Award experiences a Qualifying Termination within two years after the Southern Change in Control and (y) such Employee is not eligible for benefits under a Severance Plan as of the date of such Qualifying Termination, then any Replacement Awards held by the Employee and outstanding as of the date of the Qualifying Termination shall fully vest and (to the extent applicable) become exercisable upon such Qualifying Termination; provided, however, that any such Replacement Award described in this clause (B) that is subject to the achievement of performance goals shall vest at the greater of (I) the “target” level and (II) the projected actual level of performance for the full performance period as of the time of the Qualifying Termination (as reasonably determined by the Committee); and provided, further, that any award of stock options or stock appreciation rights described in this clause (B) held by such Employee that is outstanding and vested as of the date of the Qualifying Termination shall remain exercisable until the earlier of (x) the date that is 90 days after the date of the Qualifying Termination and (y) the date on which such award would have expired had the Employee remained continuously employed with Southern Company or a Subsidiary of Southern Company.
(ii)    To the extent that a Replacement Award is not provided to the Employee to continue, replace or assume such outstanding and unvested Stock-Based Award or Performance Unit award, such award shall fully vest and (to the extent applicable) become exercisable immediately prior to (and contingent upon) the Southern Change in Control; provided, however, that any such award that is subject to the achievement of performance goals shall vest at the greater of (A) the “target” level and (B) the projected actual level of performance for the full performance period as of the time of the Southern Change in Control (as reasonably determined by the Committee, as constituted immediately prior to the Southern Change in Control, in its sole discretion).
(b)    Subsidiary Change in Control. In the event of a Subsidiary Change in Control, each Stock-Based Award and Performance Unit award (as applicable) held by a Subsidiary Employee that is outstanding and unvested as of the date of such Subsidiary Change in Control shall fully vest and (to the extent applicable) become exercisable immediately prior to (and contingent upon) the Subsidiary Change in Control; provided, that any such award that is subject to the achievement of performance goals shall vest at the “target” level; and provided, further, that any award of stock options or stock appreciation rights held by such Subsidiary Employee that is outstanding and vested as of the date of the Subsidiary Change in Control shall remain exercisable until the earlier of (x) the date that is 90 days after the date of the Subsidiary Change in Control and (y) the date on which such award would have expired had the Subsidiary Employee remained continuously employed with Southern Company or a Subsidiary of Southern Company.
3.3    PPP Awards. The provisions of this Section 3.3 apply to benefits payable under the Performance Pay Program under the Omnibus Plan (the “PPP”).
(a)    Southern Change in Control.
(i)    In the event of a Southern Change in Control, if there is no Plan Termination, payout of cash-based awards under the PPP to Employees for the performance period in which the Southern Change in Control shall have occurred shall be the greater of actual or target performance under the PPP.
(ii)    In the event of a Plan Termination within two (2) years following a Southern Change in Control, each Employee who is an Employee on the date of such Plan Termination shall be entitled to receive within thirty (30) days of the Plan Termination, cash in an amount equal to a pro-rated payout of his cash-based award under the PPP for the performance period in which the Plan Termination shall have occurred, based on the greater of (i) the payout based on target performance under the PPP, or (ii) the payout based on target performance under the PPP, multiplied by the Average Actual Payout Percentage, and in either case pro-rated by the number of months which have passed since the beginning of the performance period until the date of the Plan Termination.
(b)    Subsidiary Change in Control. In the event of a Subsidiary Change in Control, each Subsidiary Employee on the date of such Subsidiary Change in Control shall be entitled to receive, within thirty (30) days of the Subsidiary Change in Control, cash in an amount equal to a pro-rated payout of his cash-based award under the PPP for the performance period in which the Subsidiary Change in Control shall have occurred, based on the greater of (i) the payout based on target performance under the PPP or (ii) the payout based on target performance under the PPP multiplied by the Average Actual Payout Percentage, and in either case pro-rated by the number of months which have passed since the beginning of the performance period until the date of the Subsidiary Change in Control.
(c)    Pro-rata Calculation. For purposes of calculating any pro-rated cash-based awards under this Section 3.3, a month shall not be considered if the determining event occurs on or before the 14th day of the month, and a month shall be considered if the determining event occurs on or after the 15th day of the month.
3.4    Other Incentives. The provisions of this Section 3.4 shall apply to any Employee or Subsidiary Employee who, as of the date of the respective Change in Control, holds any cash-based award under any plan or program sponsored by the Participating Subsidiary (other than a Performance Unit award or an award under the PPP). If and to the extent an Employee or Subsidiary Employee is entitled to a cash-based award under the Omnibus Plan (other than a PPP or Performance Unit award) or any other plan or program sponsored by his Participating Subsidiary, in the event of a Southern Change in Control and/or a Subsidiary Change in Control, such award shall be subject to the provisions of this Plan, and, provided such Employee or Subsidiary Employee is not otherwise entitled to a payout under any change in control provision of such plan or program, such award shall be payable in a similar manner as set forth in Section 3.3 hereof with respect to the PPP (e.g., if pro-rated as in Section 3.3 (a)(ii) or (b), the award is paid based on the greater of (i) the payout based on target performance or (ii) the payout based on target performance multiplied by the Average Actual Payout Percentage (with the definition of such term deemed modified as appropriate to apply to such other cash-based award), and if the award is for a full performance period as in Section 3.3(a)(i), the award is paid at the greater of actual or target if administratively practicable, and if not, at target) as determined by the Committee on a good faith basis.
ARTICLE IV - SUPPLEMENTAL BENEFIT PLAN CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS
4.1    Application. Upon a Change in Control or a Funding Change in Control, as applicable, the provisions of this Article IV shall apply to the funding, calculation and payment of accrued benefits under The Southern Company Supplemental Benefit Plan (the “SBP”) notwithstanding any provision in the SBP to the contrary; provided, however, that to the extent any provisions in the SBP or any individual agreement with an Employee provide for treatment that is more favorable to an Employee, then such provisions shall control with respect to such Employee. The meaning of any capitalized terms used in this Article IV but not defined herein shall be as defined under the SBP.

4.2    Funding of the Trust. No later than 30 days prior to the anticipated date of the Consummation of any Funding Change in Control described in Section 2.16 (a), (b) or (c) hereof or any Southern Change in Control, all Participating Subsidiaries shall contribute such amounts to the Trust as may be necessary to fully fund (as reasonably determined by the Committee) each Participating Subsidiary’s obligations to pay the aggregate Pension Benefits and Non-Pension Benefits to be accrued under the SBP as of the date of the Funding Change in Control or Southern Change in Control, as applicable, with the aggregate accrued Pension Benefit to be determined under Section 4.4 hereof, in accordance with the procedures set forth in Section 4.3 hereof; provided, that the anticipated date of the Consummation of such a Funding Change in Control or Southern Change in Control shall be determined by the Committee in its sole discretion. No later than the date of the Consummation of any Funding Change in Control involving a Participating Subsidiary as described in Section 2.16 (d), (e) or (f) hereof or any Subsidiary Change in Control, the Participating Subsidiary experiencing such Funding Change in Control or Subsidiary Change in Control shall contribute such amounts to the Trust as may be necessary to fully fund (as reasonably determined by the Committee) such Participating Subsidiary’s obligations to pay the aggregate Pension Benefits and Non-Pension Benefits to be accrued under the SBP as of the date of the Funding Change in Control or Subsidiary Change in Control, as applicable, with the aggregate accrued Pension Benefit to be determined under Section 4.4 hereof, in accordance with the procedures set forth in Section 4.3 hereof. All assets held in the Trust shall be subject to the terms of the Trust agreement. Except as otherwise provided in the Trust agreement, no Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the SBP, are unsecured contractual claims of the Participant against his Participating Subsidiary.
4.3    Calculation of Trust Contribution. The contributions made pursuant to Section 4.2 shall be based upon the funding strategy adopted by the Administrator with the assistance of the Actuary in such amounts as shall be necessary to fulfill the Participating Subsidiaries’ obligations pursuant to this Article IV and the terms of the Trust agreement. In providing any advice or making any determinations pursuant to this Section 4.3, the Actuary shall employ reasonable actuarial assumptions. The dollar amount necessary to satisfy each Participating Subsidiary’s obligations under this Article IV shall be estimated and paid to the Trust at the applicable time set forth in Section 4.2 and shall be recalculated and trued up as determined by the Committee. In the event of a dispute between a Participant and a Participating Subsidiary over the Actuary’s determination of the dollar amount necessary to appropriately fund the Trust under the terms of this Article IV, the respective Participating Subsidiary(ies) and any complaining Participant(s) shall refer such dispute to the Actuary. Any such referral shall only occur once in total and the resolution of such dispute by the Actuary shall be final and binding upon both parties. The Participating Subsidiaries shall be responsible for all of the fees and expenses of the Actuary.
4.4    Pension Benefit Upon a Change in Control or Funding Change in Control. As of the date of a Funding Change in Control, Southern Change in Control or Subsidiary Change in Control, the accrued Pension Benefit of each Participant shall be calculated based on such Participant’s Earnings and Accredited Service on such date, regardless of whether such Participant is vested or retirement eligible on such date, and such accrued Pension Benefit shall become nonforfeitable. Any Participants’ Pension Benefits accrued under the SBP subsequent to the date of such Funding Change in Control, Southern Change in Control or Subsidiary Change in Control shall be calculated pursuant to the terms of the SBP, without regard to this Section 4.4.

4.5    Pension Benefit Distribution Following a Funding Change in Control. Each Participant who has a Separation From Service within the two-year period following a Funding Change in Control shall be entitled to receive the amount of his accrued and nonforfeitable Pension Benefit based on such Participant’s Earnings and Accredited Service as of the date of such Separation From Service (subject to Section 4.4 hereof), adjusted to take into account appropriate early reduction factors, if any, based on the Participant’s commencement of benefits. Subject to the provisions of Article VIII hereof, such accrued and nonforfeitable Pension Benefit shall be paid as a “Single-Sum Amount” as such term is defined in the SBP as soon as practicable following such Participant’s Separation From Service. In the event such payment is not made because the Participant does not experience a Separation From Service within the two-year period following the date of the Funding Change in Control, the foregoing provisions of this Section 4.5 shall not apply and the Participant’s Pension Benefits shall be distributed pursuant to the terms of the SBP.
4.6    Non-Pension Benefit Distribution upon a Funding Change in Control.
(a)    With respect to compensation deferred after January 1, 2005 as Non-Pension Benefits, in the event of a Funding Change in Control, notwithstanding anything to the contrary in the SBP, the Non-Pension Benefit of a Participant shall be paid out in a lump sum as soon as practicable following such Participant’s Separation From Service within the two-year period following a Funding Change in Control, subject to the provisions of Article VIII hereof. In the event such payment is not made because the Participant does not experience a Separation From Service within the two-year period following the date of the Funding Change in Control, the foregoing provisions of this Section 4.6(a) shall not apply and the Participant’s Non-Pension Benefit shall be distributed pursuant to the terms of the SBP.
(b) With respect to Pre-2005 Non-Pension Benefits subject to the terms of the SBP Schedule, in the event of a Funding Change in Control the Non-Pension Benefit of a Participant shall be paid out in a single sum as soon as practicable following such Participant’s termination of employment or retirement if such Participant makes such an election pursuant to those procedures established by the Administrator in its sole and absolute discretion. If no such election is made, a Participant shall receive payment of his Non-Pension Benefit Account solely in accordance with Article V of the SBP.
ARTICLE V - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS
5.1    Application. Upon a Change in Control or a Funding Change in Control, as applicable, the provisions of this Article V shall apply to the funding, calculation and payment of accrued benefits under The Southern Company Supplemental Executive Retirement Plan (the “SERP”) notwithstanding any provision in the SERP to the contrary; provided, however, that to the extent any provisions in the SERP or any individual agreement with an Employee provide for treatment that is more favorable to an Employee, then such provisions shall control with respect to such Employee. The meaning of any capitalized terms used in this Article V but not defined herein shall be as defined under the SERP; provided, however, that for purposes of this Article V, the term “Participant” shall have the meaning set forth in the SERP without regard to Section 2.20 hereof.

5.2    Funding of the Trust. No later than 30 days prior to the anticipated date of the Consummation of any Funding Change in Control described in Section 2.16 (a), (b) or (c) hereof or any Southern Change in Control, all Participating Subsidiaries shall contribute such amounts to the Trust as may be necessary to fully fund (as reasonably determined by the Committee) each Participating Subsidiary’s obligations to pay the aggregate benefits to be accrued under the SERP as of the date of the Funding Change in Control or Southern Change in Control, as applicable, as determined under Section 5.4 hereof, in accordance with the procedures set forth in Section 5.3 hereof; provided, that the anticipated date of the Consummation of such a Funding Change in Control or Southern Change in Control shall be determined by the Committee in its sole discretion. No later than the date of the Consummation of any Funding Change in Control involving a Participating Subsidiary as described in Section 2.16 (d), (e) or (f) hereof or any Subsidiary Change in Control, the Participating Subsidiary experiencing such Funding Change in Control or Subsidiary Change in Control shall contribute such amounts to the Trust as may be necessary to fully fund (as reasonably determined by the Committee) such Participating Subsidiary’s obligations to pay the aggregate benefits to be accrued under the SERP as of the date of such Funding Change in Control or Subsidiary Change in Control, as applicable. All assets held in the Trust shall be subject to the terms of the Trust agreement. Except as otherwise provided in the Trust agreement, no Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the SERP, are unsecured contractual claims of the Participant against his Participating Subsidiary.
5.3    Calculation of Trust Contribution. The contributions made pursuant to Section 5.2 shall be based upon the funding strategy adopted by the Administrator with the assistance of the Actuary in such amounts as shall be necessary to fulfill the Participating Subsidiaries’ obligations pursuant to this Article V and the terms of the Trust agreement. In providing any advice or making any determinations pursuant to this Section 5.3, the Actuary shall employ reasonable actuarial assumptions. The dollar amount necessary to satisfy each Participating Subsidiary’s obligations under this Article V shall be estimated and paid to the Trust at the applicable time set forth in Section 5.2 and shall be recalculated and trued up as determined by the Committee. In the event of a dispute between a Participant and a Participating Subsidiary over the Actuary’s determination of the dollar amount necessary to appropriately fund the Trust under this Article V, the respective Participating Subsidiary(ies) and any complaining Participant(s) shall refer such dispute to the Actuary. Any such referral shall only occur once in total and the resolution of such dispute by the Actuary shall be final and binding upon both parties. The Participating Subsidiaries shall be responsible for all of the fees and expenses of the Actuary.
5.4    SERP Benefit Upon a Change in Control or Funding Change in Control. As of the date of a Funding Change in Control, Southern Change in Control or Subsidiary Change in Control, the accrued SERP Benefit of each Participant shall be calculated based on such Participant’s Earnings and Accredited Service on such date, regardless of whether such Participant is vested or retirement eligible on such date, and such accrued SERP Benefit shall become nonforfeitable. Any Participants’ SERP Benefits accrued under the SERP subsequent to the date of such Funding Change in Control, Southern Change in Control or Subsidiary Change in Control shall be calculated pursuant to the terms of the SERP without regard to this Section 5.4.

5.5    SERP Benefit Distribution Following a Funding Change in Control. Each Participant who has a Separation From Service within the two-year period following a Funding Change in Control shall be entitled to receive the amount of his accrued and nonforfeitable SERP Benefit based on such Participant’s Earnings and Accredited Service as of the date of such Separation From Service (subject to Section 5.4 hereof), adjusted to take into account appropriate early reduction factors, if any, based on the Participant’s commencement of benefits. Subject to the provisions of Article VIII hereof, such accrued and nonforfeitable SERP Benefit shall be paid as a “Single-Sum Amount” as such term is defined in the SERP as soon as practicable following such Participant’s Separation From Service. In the event such payment is not made because the Participant does not experience a Separation From Service within the two-year period following the date of the Funding Change in Control, the foregoing provisions of this Section 5.5 shall not apply and the Participant’s SERP Benefits shall be distributed pursuant to the terms of the SERP.
ARTICLE VI - DEFERRED COMPENSATION PLAN CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS
6.1    Application. Upon a Change in Control or a Funding Change in Control, as applicable, the provisions of this Article VI shall apply to the funding, calculation and payment of benefits under the Southern Company Deferred Compensation Plan (the “DCP”) notwithstanding any provision in the DCP to the contrary; provided, however, that to the extent any provisions in the DCP or any individual agreement with an Employee provide for treatment that is more favorable to an Employee, then such provisions shall control with respect to such Employee. The meaning of any capitalized terms used in this Article VI but not defined herein shall be as defined under the DCP. For purposes of this Article VI, the term “Participant” shall have the meaning set forth in Article II of the DCP without regard to Section 2.20 hereof.
6.2    Funding of the Trust. No later than 30 days prior to the anticipated date of the Consummation of any Funding Change in Control described in Section 2.16 (a), (b) or (c) hereof or any Southern Change Control, all Participating Subsidiaries shall contribute such amounts to the Trust as may be necessary to fully fund (as reasonably determined by the Committee) each Participating Subsidiary’s obligations to pay the aggregate benefits to be accrued under the DCP as of the date of the Funding Change in Control or Southern Change in Control, as applicable, in accordance with the procedures set forth in Section 6.3 hereof; provided, that the anticipated date of the Consummation of such a Funding Change in Control or Southern Change in Control shall be determined by the Committee in its discretion. No later than the date of the Consummation of any Funding Change in Control involving a Participating Subsidiary as described in Section 2.16 (d), (e) or (f) hereof or any Subsidiary Change in Control, the Participating Subsidiary experiencing such Funding Change in Control or Subsidiary Change in Control shall contribute such amounts to the Trust as may be necessary to fully fund (as reasonably determined by the Committee) such Participating Subsidiary’s obligations to pay the aggregate benefits to be accrued under the DCP as of the date of the Funding Change in Control or Subsidiary Change in Control, as applicable, in accordance with the procedures set forth in Section 6.3 hereof. All assets held in the Trust shall be subject to the terms of the Trust agreement. Except as otherwise provided in the Trust agreement, no Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the DCP, are unsecured contractual claims of the Participant against his Participating Subsidiary.

6.3    Calculation of Trust Contribution. The contributions made pursuant to Section 6.2 shall be based upon the funding strategy adopted by the Administrator with the assistance of the Actuary in such amounts as shall be necessary to fulfill the Participating Subsidiaries’ obligations pursuant to this Article VI and the terms of the Trust. In providing any advice or making any determinations pursuant to this Section 6.3, the Actuary shall employ reasonable actuarial assumptions. The dollar amount necessary to satisfy each Participating Subsidiary’s obligations under this Article VI shall be estimated and paid to the Trust at the time set forth in Section 6.2 and shall be recalculated and trued up as determined by the Committee. In the event of a dispute between a Participant and a Participating Subsidiary over the Actuary’s determination of the dollar amount necessary to appropriately fund the Trust under this Article VI, the respective Participating Subsidiary(ies) and any complaining Participant(s) shall refer such dispute to the Actuary. Any such referral shall only occur once in total and the resolution of such dispute by the Actuary shall be final and binding upon both parties. The Participating Subsidiaries shall be responsible for all of the fees and expenses of the Actuary.
6.4    Payment of DCP Account.
(a)    With respect to compensation deferred on and after January 1, 2005, in the event of a Funding Change in Control, notwithstanding anything to the contrary in the DCP, a Participant’s Account under the DCP shall be paid out in a lump sum as soon as practicable following such Participant’s Separation From Service within the two-year period following the Funding Change in Control, subject to the provisions of Article VIII hereof.
(b)    With respect to compensation deferred prior to January 1, 2005, in the event of a Funding Change in Control, notwithstanding anything to the contrary in the DCP, a Participant’s Account under the DCP shall be paid out in a lump sum as soon as practicable following such Participant’s termination of employment or retirement if such Participant makes such an election pursuant to those procedures established by the Administrator in its sole and absolute discretion. If no such election is made, a Participant shall receive payment of his DCP Account solely in accordance with Article VII of the DCP.
ARTICLE VII - ADMINISTRATION
7.1    Administrator. The Administrator shall be responsible for the general administration of the Plan, except where authority has been specifically given to the Board of Directors or the Committee herein. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. Further, to the extent permitted by law, the Committee may delegate to one or more of its members, to one or more officers of Southern Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee or such other person.

7.2    Duties of the Administrator.
(a)    The Administrator shall be responsible for the daily administration of the Plan and may appoint other persons or entities to perform or assist in the performance of any of its fiduciary duties, subject to its review and approval. The Administrator shall have the right to remove any such appointee from his position without cause upon notice. Any person, group of persons, or entity may serve in more than one fiduciary capacity.
(b)    The Administrator shall maintain permanent records and accounts of Participants and of their rights under the Plan and of all receipts, disbursements, transfers, and other transactions concerning the Plan. Such accounts, books, and records relating thereto shall be open at all reasonable times to inspection and audit by the Company and any persons designated thereby.
(c)    The Administrator shall take all steps necessary to ensure that the Plan complies with the law at all times, including the preparation and filing of all documents and forms required by any governmental agency; maintenance of adequate Participant records; recording and transmission of all notices required to be given to Participants and their beneficiaries; receipt and dissemination, if required, of all reports and information received from the Participating Subsidiaries; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan. The Administrator shall keep a record of all of its proceedings and acts, and shall keep all such books of accounts, records, and other data as may be necessary for proper administration of the Plan. The Administrator shall notify the Participating Subsidiaries upon their request of any action taken by it, and when required, shall notify any other interested person or persons.
7.3    Powers. The Committee or other Administrator, as applicable, shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan as more particularly set forth herein. The Committee shall have the discretionary authority to interpret the Plan (including any ambiguities herein) and to determine all questions arising in the administration, interpretation, and application of the Plan. The Committee or other Administrator, as applicable, shall adopt such procedures and regulations necessary or desirable for the discharge of its duties hereunder and may appoint such accountants, counsel, actuaries, specialists, and other agents as it deems necessary or desirable in connection with the administration of this Plan. The Administrator shall be the legal appointed agent for the service of process.
7.4    Compensation of the Committee. Neither the Committee nor any other Administrator nor their delegates pursuant to Section 7.1 hereof shall receive any compensation from the Plan for their services.
7.5    Payment of Expenses. The Committee or other Administrator, as applicable, shall be reimbursed by the Participating Subsidiaries for its reasonable expenses incurred in the discharge of its duties. Such expenses shall include any expenses incident to its duties, including, but not limited to, fees of accountants, counsel, actuaries, and other specialists, and other costs of administering the Plan.

7.6    Indemnification. Each Participating Subsidiary shall indemnify the Committee and any other Administrator against any and all claims, losses, damages, expenses, and liability arising from their actions or omissions, except when the same is finally adjudicated to be the result of gross negligence or willful misconduct. The Participating Subsidiaries may purchase at their own expense sufficient liability insurance for the Committee or other Administrator to cover any and all claims, losses, damages, and expenses arising from any action or omission in connection with the execution of the duties of the Committee or such other Administrator.
ARTICLE VIII – TAX MATTERS
8.1    Withholding. The payments and benefits provided under this Plan will be subject to all applicable federal, state and other governmental withholdings.
8.2    Section 409A. To the extent applicable, it is intended that this Plan and any benefits hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to Employees. This Plan and any payments or benefits provided hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service. Notwithstanding anything in this Plan to the contrary, to the extent that any distribution under this Plan upon separation from service would otherwise be subject to tax under Section 409A of the Code absent the six-month delay in the distribution required by Section 409A(a)(2)(B)(i) of the Code as a result of the recipient’s status as a “specified employee” as defined therein, such distribution, to the extent necessary, shall be made on the first day of the seventh month after the date of the recipient’s “separation from service” within the meaning of Section 409A of the Code or (if earlier) on the date of the recipient’s death. Any and all subsequent distributions, if any, shall be made in accordance with the established payment schedule under the Plan. Solely with respect to any compensation that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Funding Change in Control, a Funding Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the relevant company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Funding Change in Control for any other purpose in respect of such compensation. Notwithstanding any provision of this Plan and benefits hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and benefits hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, an Employee will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on an Employee or for an Employee’s account in connection with this Plan and benefits hereunder (including any taxes and penalties under Section 409A of the Code), and neither Southern Company nor any of its affiliates will have any obligation to indemnify or otherwise hold an Employee harmless from any or all of such taxes or penalties.
8.3    Timing of Benefit Payments. In the case of a Separation From Service occurring in December of any given year, any “single sum amount” or “lump sum” payments under Articles

IV, V and VI will be made no earlier than January 1 and no later than March 15 of the following year. The foregoing time of payment requirement is intended to satisfy the requirements under Section 409A of the Code.
8.4    Special Payment Timing Rule. Notwithstanding anything in this Plan to the contrary, if (a) an Employee commenced or commences participation in this Plan after July 10, 2000, or otherwise experiences a gap in participation in this Plan, and (b) the time and form of any payments to such Employee provided for under this Plan with respect to the SBP, the SERP or the DCP would result in tax penalties under Section 409A of the Code, then, to the extent necessary to avoid tax penalties under Section 409A of the Code, any amounts owed pursuant to this Plan with respect to the SBP, the SERP or the DCP (as applicable) shall instead be paid (to the extent possible) at the time and in the manner provided for in the SBP, the SERP or the DCP, respectively. To the extent an Employee has an amount deferred under the SBP, the SERP or the DCP that relates to compensation for services performed prior to calendar year 2023 and in the absence of the amendment and restatement of the Plan as of the Effective Date such amount would be paid at the time and in the manner provided for in the SBP, the SERP or the DCP, respectively, then to the extent necessary to avoid tax penalties under Section 409A of the Code such amount shall continue to be paid at the time and in the manner provided for in the SBP, the SERP or the DCP, respectively. Notwithstanding the foregoing, the Committee, in its discretion, may provide for the acceleration of the time and form of such payments to the extent permitted under Treasury Regulation Section 1.409A-3(j)(4)(ix).
ARTICLE IX - MISCELLANEOUS
9.1    Amendment and Termination. Except as otherwise provided herein, the Plan may be amended or terminated at any time by the Board of Directors, provided, however, that no such amendment or termination of the Plan shall be effective if such amendment or termination is made or is effective within a period that is (a) (i) at any time after a Preliminary Change in Control or (ii) solely with respect to a Preliminary Change in Control described in Section 2.28(a) or 2.28(b), within six (6) months before such Preliminary Change in Control, and (b) prior to the earlier of (x) such time as the Administrator shall have determined that the event that gave rise to such Preliminary Change in Control shall not be Consummated or (y) two years following the respective Change in Control, unless such amendment or termination during such period has the effect of increasing benefits to Participants under the Plan, is determined by the Board of Directors to be immaterial, or applies solely to individuals who, in the case of a Subsidiary Change in Control, were not employees of the Participating Subsidiary undergoing the Subsidiary Change in Control (or a Subsidiary of such Participating Subsidiary) on the date of the respective Preliminary Change in Control, or, in the case of a Southern Change in Control, are not Employees on the date of the respective Southern Change in Control. Following a Change in Control, nothing in this Section 9.1 shall prevent the Board of Directors from amending or terminating the Plan as to any subsequent Change in Control provided that no such amendment or termination shall impair any rights or reduce any benefits previously accrued under the Plan as a result of a previous Change in Control. Notwithstanding anything to the contrary provided herein, it is the Company’s general intent not to amend Sections 4.6(b) or 6.4(b) of the Plan in any manner that would constitute, or could be interpreted to be, a “material modification” of any right or feature of this Plan as such term is defined under Section 409A of the Code, and any such Plan amendment shall be disregarded to the extent such amendment would otherwise do so unless such amendment is made pursuant to an express resolution of the Board of Directors stating that the change is meant to be treated as a material modification pursuant to Code Section 409A.
9.2    Additional Rights. Nothing in the Plan shall interfere with or limit in any way the right of the Participating Subsidiaries to terminate any Employee’s employment at any time, or confer upon any Employee any right to continue in the employ of the Participating Subsidiaries or any Subsidiaries thereof.
9.3    Interpretation. All personal pronouns used in this Plan, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.

IN WITNESS WHEREOF, this Amended and Restated Southern Company Change in Control Benefits Protection Plan has been executed by duly authorized officers of Southern Company Services, Inc. pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. as of the date first above written.

SOUTHERN COMPANY SERVICES, INC.

By:	/s/James M. Garvie

Its:	SVP HR, Total Rewards & HRIS